                                      ASSIGNMENT                           PEB-2


    In consideration of One Dollar ($1.00), and other good and valuable consideration, the receipt of which is hereby acknowledged, I (we), the undersigned, ROY JONATHON ROSSER and BROWN F. WILLIAMS.

    Hereby sell, assign and transfer to PRINCETON ELECTRONIC BILLBOARD, INC., a corporation of the State of New Jersey having a principal place of business at 27 Honey Brook Drive, Princeton, New Jersey 08540, its successors, assigns and legal representatives, the entire right, title and interest for the United States and all foreign countries, in and to any and all improvements which are disclosed in the application for United States Letters Patent, which has been executed on even date herewith and is entitled SYSTEM AND METHOD FOR DOWNSTREAM APPLICATION AND CONTROL OF ELECTRONIC BILLBOARD SYSTEM and in and to said application and all divisional, continuing, substitute, renewal, reissue, and all other applications for Letters Patent which have been or shall be filed in the United States and all foreign countries on any of said improvements; and in and to all original and reissued patents which have been or shall be issued in the United States and all foreign countries on said improvements.

    Agree that said Assignee may apply for and receive Letters Patent for said improvements in its own name; and that, when requested, without charge to but at the expense of said Assignee, its successors, assigns and legal representatives, to carry out in good faith the intent and purpose of this Assignment, the undersigned will execute all divisional, continuing, substitute, renewal, reissue and all other patent applications on any and all said improvements, execute all rightful oaths, assignments, powers of attorney and other papers; communicate to said Assignee, its successors, assigns, and representatives, all facts known to the undersigned relating to said improvements and the history thereof; and generally do everything possible which said Assignee, its successors, assigns or representatives shall consider desirable for aiding in securing and maintaining proper patent protection for said improvements and for vesting title to said improvements and all applications for patents and all patents on said improvements, in said Assignee, its successors, assigns and legal representatives;

    Covenant with said Assignee, its successors, assigns and legal representatives that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by the undersigned, and that full right to convey the same as herein expressed is possessed by the undersigned.

                                              /s/ Roy Jonathon Rosser    (L.S.)
                                            -----------------------------
                                              ROY JONATHON ROSSER


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State of NJ     :      )
                   ss:
County of Mercer:      )

    Before me this 22 day of OCTOBER, 1993, personally appeared ROY JONATHON ROSSER personally known to be the person who is described in and who executed the above instrument, and acknowledged to me that he executed the same of his own free will for the purpose therein set forth.


                                              /s/ Barbara A. Cromwell
                                            -----------------------------
                                                      Notary Public



                                              /s/ Brown F. Williams      (L.S.)
                                            -----------------------------
                                              BROWN F. WILLIAMS

State of NJ     :       )
                   ss:
County of Mercer:       )


    Before me this 22 day of OCTOBER, 1993 personally appeared BROWN F. WILLIAMS personally known to be the person who is described in and who executed the above instrument, and acknowledged to me that he executed the same of his own free will for the purpose therein set forth.



                                              /s/ Barbara A. Cromwell
                                            -----------------------------
                                                      Notary Public